Exhibit 10.1
EXECUTION COPY
FIRST AMENDMENT TO SECOND-LIEN TERM LOAN CREDIT AGREEMENT
FIRST AMENDMENT, dated as of August 21, 2009 (this “First Amendment”), among RSC HOLDINGS II, LLC, a Delaware limited liability company (“Holdings”), RSC HOLDINGS III, LLC, a Delaware limited liability company (the “Parent Borrower”), RSC EQUIPMENT RENTAL, INC., an Arizona corporation (“RSC” and, together with the Parent Borrower, the “Borrowers” and each, a “Borrower”), various Lenders party to the Credit Agreement referred to below, and DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, Holdings, the Borrowers, the Lenders, and the Administrative Agent have entered into a Second-Lien Term Loan Credit Agreement, dated as of November 27, 2006 (the “Credit Agreement”);
WHEREAS, pursuant to the Credit Agreement, the Lenders have extended credit to the Borrowers on the terms and conditions set forth in the Credit Agreement;
WHEREAS, Holdings and the Borrowers have requested certain amendments, consents and waivers to the Credit Agreement in connection with the prepayment of Initial Term Loans pursuant to the Voluntary Prepayment Transaction (as defined below);
WHEREAS, Deutsche Bank AG, New York Branch has agreed to act as prepayment agent for the Voluntary Prepayment Transaction (in such capacity, the “Prepayment Agent”); and
WHEREAS, Holdings, the Borrowers and the Lenders party hereto have agreed to amend, certain provisions of the Credit Agreement on the terms and conditions contained herein;
NOW, THEREFORE, the parties hereto hereby agree as follows:
ARTICLE 1
Definitions
Section 1.1 Defined Terms
Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, unless otherwise defined herein or the context otherwise requires.
ARTICLE 2
Amendments
As of the First Amendment Effective Date (as defined herein), the Credit Agreement is hereby amended as set forth in this Article Two.

Section 2.1 Amendments to Section 1 of the Credit Agreement. (a) Subsection 1.1 of the Credit Agreement (Definitions) is hereby amended by inserting in such subsection the following definitions in the appropriate alphabetical order:
“Acceptable Discount”: as defined in subsection 3.4(k)(ii).
“Accepting Lenders”: as defined in subsection 3.4(k)(ii).
“Applicable Discount”: as defined in subsection 3.4(k)(ii).
“Discount”: as defined in subsection 3.4(k)(i).
“Expiration Date”: as defined in subsection 3.4(k)(iv).
“First Amendment Effective Date”: August 21, 2009.
“Minimum Liquidity Condition”: as defined in subsection 3.4(k)(i).
“Prepayment Amount”: as defined in subsection 3.4(k)(i).
“Prepayment Notice”: as defined in subsection 3.4(k)(i).
“Prepayment Offer”: as defined in subsection 3.4(k)(ii).
“Prepayment Period”: as defined in subsection 3.4(k)(i).
“Qualifying Initial Term Loans”: as defined in subsection 3.4(k)(ii).
“Voluntary Prepayment”: as defined in subsection 3.4(k)(i).
“Voluntary Prepayment Transaction”: as defined in subsection 3.4(k)(i).
(b) The definition of “Parent Entity” in subsection 1.1 of the Credit Agreement is hereby amended by inserting the words “(at the time it is designated a Parent Entity by the Parent Borrower)” after the words “Holdings and any other company that” in such definition.
Section 2.2 Amendments to Section 3 of the Credit Agreement

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(a) Subsection 3.4 of the Credit Agreement is hereby amended by inserting the following new subsection 3.4(k) after subsection 3.4(j):
“(k) (i) Notwithstanding anything to the contrary contained in this subsection 3.4 or any other provision of any Loan Document, RSC may make voluntary prepayments of the Initial Term Loans (each such prepayment made pursuant to this subsection 3.4(k), a “Voluntary Prepayment”) during the period commencing on the First Amendment Effective Date and ending on the one year anniversary of the First Amendment Effective Date or such earlier date as may be designated by RSC by written notice to the Administrative Agent (such period, the “Prepayment Period”) pursuant to the procedures and limitations described in this subsection 3.4(k) (the transactions described in this subsection 3.4(k), collectively, the “Voluntary Prepayment Transaction”). In connection with any Voluntary Prepayment of Initial Term Loans, RSC will notify the Administrative Agent in writing (the “Prepayment Notice”) (and the Administrative Agent will promptly deliver such Prepayment Notice to all of the Lenders of Initial Term Loans) that RSC desires to prepay such Initial Term Loans in an aggregate amount specified by RSC (which amount shall be not less than such amount necessary to result in the prepayment of Initial Term Loans in an aggregate par principal amount of $25,000,000 in the case of each Voluntary Prepayment (or such lesser amount (x) as shall constitute the aggregate unused portion of the aggregate amount of Voluntary Prepayments permitted below or (y) as may otherwise be agreed by the Administrative Agent); each, a “Prepayment Amount”) at a discount (which is expected to be within a range to be specified by RSC with respect to each Voluntary Prepayment; the “Discount”) equal to a percentage of the par principal amount of such Initial Term Loans being prepaid; provided that (i) the aggregate par principal amount of all Initial Term Loans prepaid pursuant to Voluntary Prepayments undertaken by RSC during the Prepayment Period shall not exceed $300,000,000 (determined exclusive of any voluntary prepayments of any Initial Term Loans made in accordance with the other provisions of this Agreement), (ii) each Voluntary Prepayment shall be financed exclusively with (A) internally generated cash of the Borrowers and their Subsidiaries (i.e., cash not representing proceeds of Indebtedness (other than proceeds of RCF Loans (as defined in the ABL Credit Agreement as in effect on the First Amendment Effective Date)), asset sales, insurance recovery events), (B) proceeds from incurrences of RCF Loans or (C) proceeds from sales, or issuances, of equity interests of, or equity contributions to, Holdings, which proceeds are in turn contributed as a cash equity contribution to RSC, (iii) immediately before and after giving effect to each Voluntary Prepayment (including the payment of all interest and fees related thereto), the Available RCF Commitment (as defined in the ABL Credit Agreement as in effect on the First Amendment Effective Date) shall at such times equal or exceed $300,000,000 (the “Minimum Liquidity Condition”) and RSC shall have delivered to the Administrative Agent on the date of such Voluntary Prepayment a certificate of a Responsible Officer certifying (and demonstrating in reasonable detail) compliance with such Minimum Liquidity Condition, and (iv) at no time during the Prepayment Period (or within 30 days after the termination of the Prepayment Period if such termination occurs prior to the one year anniversary of the First Amendment Effective Date) shall there be any issuances of First Lien Last Out Notes (as defined in the ABL Credit Agreement as in effect on the First Amendment Effective Date) or other debt securities that are publicly offered or offered pursuant to Rule 144A or Regulation D under the Securities Act of 1933 (or other similar private offer of debt securities as may be made through or with the assistance of one or more underwriters, initial purchasers, placements agents or lead investors to a targeted group of institutional investors) that are secured by a Lien on any material assets of the Credit Agreement Parties; provided that, for the avoidance of doubt, this clause (iv) shall not prohibit the incurrence of Loans under and as defined in the ABL Credit Agreement or this Agreement.

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(ii) In connection with a Voluntary Prepayment of Initial Term Loans, RSC will allow each Lender to specify (a “Prepayment Offer”) a discount to par (the “Acceptable Discount”) for a specified principal amount (subject to rounding requirements specified by the Prepayment Agent) of its Initial Term Loans at which such Lender is willing to permit such Voluntary Prepayment (and which shall be within each range specified by RSC with respect to such Voluntary Prepayment). RSC will accept Prepayment Offers in the order of lowest to highest prepayment price specified by the respective Lenders in the Prepayment Offers so as to enable RSC to complete the Voluntary Prepayment for the Prepayment Amount. Based on the Acceptable Discounts and principal amounts of such Initial Term Loans specified by the Lenders that have submitted (and not withdrawn prior to the Expiration Date) a Prepayment Offer (such Lenders, the “Accepting Lenders”), the applicable discount (the “Applicable Discount”) for the respective Voluntary Prepayment will be (i) the highest Acceptable Discount (i.e., the lowest prepayment price) at which RSC can complete such Voluntary Prepayment for the Prepayment Amount that is within the range for the Discount specified by RSC or (ii) in the event the offers received from the Accepting Lenders are insufficient to allow RSC to complete the Voluntary Prepayment for the Prepayment Amount pursuant to preceding sub-clause (i), the lowest Acceptable Discount (i.e., the highest prepayment price) offered by Accepting Lenders that is within the range for the Discount specified by RSC. RSC shall prepay such Initial Term Loans (or the respective portions thereof) offered by the Accepting Lenders at the Acceptable Discounts specified by each such Accepting Lender that are equal to or greater than the Applicable Discount (“Qualifying Initial Term Loans”) at a prepayment price equal to the Applicable Discount; provided that if the aggregate proceeds required to prepay Qualifying Initial Term Loans (disregarding any interest payable under subsection 3.4(k)(iii) hereof) would exceed the Prepayment Amount for such Voluntary Prepayment, RSC shall prepay such Qualifying Initial Term Loans at the Applicable Discount ratably based on the respective principal amounts of such Qualifying Initial Term Loans (subject to rounding requirements specified by the Prepayment Agent).
(iii) All Initial Term Loans prepaid by RSC pursuant to this subsection 3.4(k) shall be accompanied by payment of accrued and unpaid interest on the par principal amount so prepaid to, but not including, the date of prepayment.

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(iv) Except as otherwise provided in this subsection 3.4(k), each Voluntary Prepayment shall be consummated pursuant to procedures (including, without limitation, as to timing, rounding and minimum amounts, applicable Borrowings of accepted Initial Term Loans, and acceptance of Prepayment Offers and other notices by RSC and Lenders) established by the Prepayment Agent in consultation with RSC; it being understood and agreed that (w) unless otherwise determined by the Prepayment Agent, any Voluntary Prepayments of Initial Term Loans of Accepting Lenders pursuant to this subsection 3.4(k)(iv) shall be applied to the outstanding Borrowings comprising such Initial Term Loans proportionally based on the relative sizes of the various outstanding Borrowings of such Initial Term Loans, so that after giving effect to such Voluntary Prepayment all Lenders with outstanding Initial Term Loans will continue to participate in each then outstanding Borrowing of Initial Term Loans on a pro rata basis (based upon the then outstanding principal amount of all Initial Term Loans after giving effect to such Voluntary Prepayment as if made at par), (x) RSC shall have the right, by written notice to the Administrative Agent, to revoke in full (but not in part) its offer for a Voluntary Prepayment and rescind its Prepayment Notice therefor (A) at any time prior to RSC’s delivery of a final notice of acceptance (which final notice RSC hereby agrees to deliver no later than one Business Day after the Expiration Date (as defined below)) of the related Prepayment Offers if RSC has determined that Available RCF Commitment shall not, at the time of such Voluntary Prepayment, exceed the Minimum Liquidity Condition as required by subsection 3.4(k)(i) or (B) at any time prior to the settlement of such Voluntary Prepayment if (I) there shall have been an outbreak or escalation of any insurrection or armed conflict involving the United States or any other national or international calamity or emergency, which, in the reasonable judgment of RSC, makes it impracticable or inadvisable to proceed with the Voluntary Prepayment or (II) a banking moratorium shall have been declared by New York or United States authorities or a material disruption in commercial banking in the United States (and if such offer is revoked pursuant to this clause (x), any failure by RSC to make any prepayment to a Lender pursuant to this subsection 3.4(k) shall not constitute a Default or Event of Default under subsection 8(a) or otherwise), (y) the Prepayment Notice shall specify that each Prepayment Offer must be submitted by a date and time to be specified in the Prepayment Notice, which date (the “Expiration Date”) shall be no earlier than the first Business Day following the date of the Prepayment Notice, and (z) upon submission by an Accepting Lender of a Prepayment Offer, such Accepting Lender will be obligated to accept prepayment of the entirety or its pro rata portion (as applicable pursuant to the proviso to subsection 3.4(k)(ii) above) of the principal amount specified therein at a Discount equal to or less than the Acceptable Discount specified by such Accepting Lender (unless such Accepting Lender revokes its offer and rescinds its Prepayment Offer prior to the Expiration Date or unless RSC has revoked its offer for a Voluntary Prepayment and rescinded its Prepayment Notice in accordance with clause (x) above). The Lenders hereby further agree that, following a Voluntary Prepayment of Initial Term Loans and notwithstanding anything to the contrary contained in this Agreement, (i) interest in respect of such Initial Term Loans may be made on a non-pro rata basis among the Lenders holding such Initial Term Loans to reflect the payment of accrued interest to certain Lenders as provided in subsection 3.4(k)(iii) hereof and (ii) all subsequent prepayments and repayments of such Initial Term Loans (other than a Voluntary Prepayment) shall be made on a pro rata basis in accordance with subsection 3.8(a) (based upon the then outstanding principal amounts of such Initial Term Loans of such Lenders after giving effect to any Voluntary Prepayment as if made at par).

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(v) Except as otherwise expressly provided herein, each Voluntary Prepayment of Initial Term Loans shall constitute a voluntary prepayment of such Initial Term Loans for all purposes under this Agreement; it being understood, for the avoidance of doubt, and agreed that such prepayments shall not be subject to subsection 3.4(a), subsection 10.7(a) or the ratable payment provisions of subsection 3.8(a). Immediately upon the consummation of each Voluntary Prepayment, the par principal amount of Initial Term Loans so prepaid (together with accrued interest thereon) shall be permanently retired and extinguished.
(vi) The Lenders hereby (i) consent to the transactions described in this subsection 3.4(k) notwithstanding anything to the contrary in this Agreement or any other Loan Document, (ii) waive the requirements of any provision of this Agreement or any other Loan Document (including, without limitation, subsection 3.4(a), Section 10.7(a) and the ratable payment provisions of subsection 3.8(a)) that might otherwise prohibit the Voluntary Prepayment Transaction or result in a breach of this Agreement or any other Loan Document or a Default or an Event of Default as a result of the Voluntary Prepayment Transaction and (iii) agree that no Voluntary Prepayment shall give rise to an obligation by any Lender to purchase interests in Initial Term Loans pursuant to subsection 10.7(a) of this Agreement with amounts received by it from such Voluntary Prepayment.
(vii) This subsection 3.4(k) shall not (i) require RSC to undertake any Voluntary Prepayment during the Prepayment Period or (ii) limit or restrict RSC from making voluntary prepayments of the Loans in accordance with the other provisions of this Agreement.”
ARTICLE 3
Miscellaneous
Section 3.1 Conditions to Effectiveness
This First Amendment shall become effective on the date (the “First Amendment Effective Date”) on which each of the following conditions shall have been satisfied:
(i) Holdings, each Borrower and the Lenders constituting the Supermajority Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of pdf, facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, Attention: May Yip (facsimile number: 212-354-8113 / email address: myip@whitecase.com);
(ii) the Borrowers shall have paid to the Administrative Agent for distribution to each Lender which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by 5:00 P.M. (New York City time) on August 20, 2009 (or, if later, on the First Amendment Effective Date), a non-refundable cash fee (the “Amendment Fee”) in dollars in an amount equal to 10 basis points (0.10%) of the aggregate principal amount of all Initial Term Loans of such Lender outstanding on the First Amendment Effective Date; and

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(iii) the Borrowers shall have paid to the Administrative Agent (or its applicable affiliate) all fees, costs and expenses (including, without limitation, reasonable legal fees and expenses) payable to the Administrative Agent (or its applicable affiliate) to the extent then required under Section 10.5 of the Credit Agreement.
Section 3.2 Representation and Warranties; No Defaults
In order to induce the Lenders to enter into this First Amendment, Holdings and each Borrower hereby represent and warrant that:
(a) no Default or Event of Default exists as of the First Amendment Effective Date (as defined below), both immediately before and immediately after giving effect to this First Amendment; and
(b) all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on the First Amendment Effective Date, both immediately before and immediately after giving effect thereto, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (unless such representation or warranty relates to a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such specific date).
Section 3.3 Prepayment Agent
The Prepayment Agent shall be deemed an “Agent” for purposes of Section 9 of the Credit Agreement and shall be entitled to the benefits thereof.
Section 3.4 Continuing Effect; No Other Waivers or Amendments
This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document. Except as expressly amended or waived hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms.
Section 3.5 Counterparts
This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Parent Borrower and the Administrative Agent.
Section 3.6 Payment of Fees and Expenses

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The Borrowers agree to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.
Section 3.7 GOVERNING LAW
THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
Section 3.8 References to Credit Agreement. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby on the First Amendment Effective Date.
* * *

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

RSC HOLDINGS II, LLC

By:	/s/ Kevin J. Groman

Name: Kevin J. Groman
Title: SVP — General Counsel

RSC HOLDINGS III, LLC

By:	/s/ Kevin J. Groman

Name: Kevin J. Groman
Title: SVP — General Counsel

RSC EQUIPMENT RENTAL, INC.

By:	/s/ Kevin J. Groman

Name: Kevin J. Groman
Title: SVP — General Counsel

DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent and as a Lender

By:	/s/ Enrique Landaeta

Name: Enrique Landaeta
Title: Vice President

By:	/s/ Erin Morrissey

Name: Erin Morrissey
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

DEUTSCHE BANK AG NEW YORK BRANCH By: DB Services New Jersey, Inc.

By:	/s/ Deirdre D. Cesario

Name: Deirdre D. Cesario
Title: Assistant Vice President

By:	/s/ Angeline Quintana

Name: Angeline Quintana
Title: Assistant Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

American International Group, Inc.
By: AIG Global Investment Corp.,
Its Investment Adviser

AIG Bank Loan Fund Ltd.
By: AIG Global Investment Corp.
Its Investment Manager

Saturn CLO, Ltd.
By: AIG Global Investment Corp.,
its Collateral Manager

Galaxy III CLO, Ltd.
By: AIG Global Investment Corp.,
its Collateral Manager

Galaxy IV CLO, LTD
By: AIG Global Investment Corp.
its Collateral Manager

Galaxy V CLO, LTD
By: AIG Global Investment Corp.
its Collateral Manager

Galaxy VII CLO, LTD
By: AIG Global Investment Corp.
it’s Collateral Manager

Galaxy X CLO, LTD
By: AIG Global Investment Corp.
It’s Collateral Manager

STICHTING PENSIOENFONDS MEDISCH SPECIALISTEN
BY:	AIG Global Investment Corp.
Its Investment Manager

STICHTING PENSIOENFONDS VOOR HUISARTSEN
BY:	AIG Global Investment Corp.
Its Investment Manager

By:	/s/ John Wesley Burgess
Name:	John Wesley Burgess
Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Terrence J. Mullen
	Name:	Terrence J. Mullen
	Title:	Authorized Signatory

By:	/s/ Tom Napholz
	Name:	Tom Napholz
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

ANCHORAGE CROSSOVER CREDIT FINANCE, LTD.

By: Anchorage Advisors, L.L.C., its Investment Manager

By:	/s/ Michael Aglialoro
	Name:	Michael Aglialoro
	Title:	Executive Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-II
BABSON CLO LTD. 2007-I
BABSON MID-MARKET CLO LTD. 2007-II
BABSON CLO LTD. 2008-I
BABSON CLO LTD. 2008-II
ARTUS LOAN FUND 2007-I, LTD.
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Geoffrey Takacs
	Name:	Geoffrey Takacs
	Title:	Director

WINTERSET MASTER FUND, L.P. By: Babson Capital Management LLC as Investment Manager
By:	/s/ Geoffrey Takacs
Name:	Geoffrey Takacs
Title:	Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

BALTIC FUNDING LLC

By:	/s/ Tara E. Kenny
	Name:	Tara E. Kenny
	Title:	Assistant Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Gallatin Funding I, Ltd.
By: UrsaMine Credit Advisors, LLC
as its Collateral Manager

By:	/s/ Justin Driscoll
	Name:	Justin Driscoll
	Title:	Principal

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Gallatin CLO II 2005 -1, LTD
By: UrsaMine Credit Advisors, LLC
as its Collateral Manager

By:	/s/ Justin Driscoll
	Name:	Justin Driscoll
	Title:	Principal

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Gallatin CLO III 2007-1, LTD
As Assignee
By: UrsaMine Credit Advisors, LLC
as its Collateral Manager

By:	/s/ Justin Driscoll
	Name:	Justin Driscoll
	Title:	Principal

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Grayston CLO II 2004 -1, LTD
By: UrsaMine Credit Advisors, LLC
as its Collateral Manager

By:	/s/ Justin Driscoll
	Name:	Justin Driscoll
	Title:	Principal

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

By: Callidus Debt Partners CDO Fund I, Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC

By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Capital Research and Management Company, for and on behalf of the following Lenders:

American High-Income Trust
The Bond Fund of America, Inc.
The Income Fund of America, Inc.
American Funds Insurance Series, Asset Allocation Fund
American Funds Insurance Series, Bond Fund
American Funds Insurance Series, High-Income Bond Fund

By:	/s/ Michael Downer
	Name:	Michael Downer
	Title:	Senior Vice President & Secretary

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Carlyle Loan Investment, Ltd.

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Carlyle High Yield Partners IV, Ltd

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Carlyle High Yield Partners VII, Ltd

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Carlyle High Yield Partners VIII Ltd

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Carlyle High Yield Partners IX, Ltd

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Carlyle High Yield Partners VI, Ltd

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Carlyle High Yield Partners X, Ltd

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Carlyle Credit Partners Financing I, Ltd

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

DEL MAR CLO I, Ltd.
By: Caywood-Scholl Capital Management, LLC as
Collateral Manager

By:	/s/ Thomas W. Saake
	Name:	Thomas W. Saake
	Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

City Public Services of San Antonio, TX
Employees’ Pension Trust
By: Caywood-Scholl Capital Management, LLC as
Collateral Manager

By:	/s/ Thomas W. Saake
	Name:	Thomas W. Saake
	Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Prudential Retirement Insurance and Annuity Company
By: Caywood-Scholl Capital Management, LLC as
Collateral Manager

By:	/s/ Thomas W. Saake
	Name:	Thomas W. Saake
	Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

HCA Master Retirement Trust
By: Caywood-Scholl Capital Management, LLC as
Collateral Manager

By:	/s/ Thomas W. Saake
	Name:	Thomas W. Saake
	Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

REGATTA FUNDING LTD.

By: Citi Alternative Investments LLC,
attorney-in-fact

By:	/s/ Robert O’ Brien
	Name:	Robert O’ Brien
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Eagle Master Fund Ltd.
By: Citi Alternative Investments LLC,
as Investment Manager for and on behalf of
Eagle Master Fund Ltd.

By:	/s/ Robert O’ Brien
	Name:	Robert O’ Brien
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

CHATHAM ASSET HIGH YIELD MASTER FUND, LTD.

By: Chatham Asset Management, LLC
Investment Advisor

By:	/s/ Anthony Melchiorre
	Name:	Anthony Melchiorre
	Title:	Managing Member

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

CHATHAM ASSET LEVERAGED LOAN
OFFSHORE FUND, LTD.

By: Chatham Asset Management, LLC
Investment Advisor

By:	/s/ Anthony Melchiorre
	Name:	Anthony Melchiorre
	Title:	Managing Member

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Citibank, N.A.

By:	/s/ Brian Blessing
	Name:	Brian Blessing
	Title:	Attorney-In-Fact

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

CSAM Funding II

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

CSAM Funding III

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

CSAM Funding IV

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Castle Garden Funding

By:	/s/ Linda R. Karn

Name: Linda R. Karn
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION
Atrium CDO

By:	/s/ Linda R. Karn

Name: Linda R. Karn
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Credit Suisse Syndicated Loan Fund
By: Credit Suisse Alternative Capital, Inc. as Agent (Subadvisor) for
Credit Suisse Asset Management (Australia) Limited, the Responsible Entity
for Credit Suisse Syndicated Loan Fund

By:	/s/ Linda R. Karn

Name: Linda R. Karn
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

BRIDGEPORT CLO LTD.
By:	Deerfield Capital Management LLC,
As its Collateral Manager

By:	/s/ Scott Morrison

Name: Scott Morrison
Title: Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

BRIDGEPORT CLO II LTD.
By:	Deerfield Capital Management LLC,
As its Collateral Manager

By:	/s/ Scott Morrison

Name: Scott Morrison
Title: Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

BURR RIDGE CLO PLUS LTD.
By:	Deerfield Capital Management LLC,
As its Collateral Manager

By:	/s/ Scott Morrison

Name: Scott Morrison
Title: Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

CUMBERLAND II CLO LTD.
By:	Deerfield Capital Management LLC,
As its Collateral Manager

By:	/s/ Scott Morrison

Name: Scott Morrison
Title: Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

FOREST CREEK CLO LTD.
By:	Deerfield Capital Management LLC,
As its Collateral Manager

By:	/s/ Scott Morrison

Name: Scott Morrison
Title: Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

LONG GROVE CLO LTD.
By:	Deerfield Capital Management LLC,
As its Collateral Manager

By:	/s/ Scott Morrison

Name: Scott Morrison
Title: Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

MARQUETTE PARK CLO LTD.
By:	Deerfield Capital Management LLC,
As its Collateral Manager

By:	/s/ Scott Morrison

Name: Scott Morrison
Title: Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

MARKET SQUARE CLO LTD.
By:	Deerfield Capital Management LLC,
As its Collateral Manager

By:	/s/ Scott Morrison

Name: Scott Morrison
Title: Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

SCHILLER PARK CLO LTD.
By:	Deerfield Capital Management LLC,
As its Collateral Manager

By:	/s/ Scott Morrison

Name: Scott Morrison
Title: Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

LINCOLN NATIONAL LIFE INSURANCE CO.

By:	/s/ J. David Hillmeyer
	Name:	J. David Hillmeyer
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Delaware Group Advisor Funds — Delaware Diversified Income Fund

By:	/s/ J. David Hillmeyer
	Name:	J. David Hillmeyer
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Delaware Group Limited-Term Government Funds — Delaware Limited-Term Government Fund

By:	/s/ J. David Hillmeyer
	Name:	J. David Hillmeyer
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Delaware VIP Trust — Delaware VIP Limited Term Diversified Income Series

By:	/s/ J. David Hillmeyer
	Name:	J. David Hillmeyer
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Delaware VIP Trust — Delaware VIP Diversified Income Series

By:	/s/ J. David Hillmeyer
	Name:	J. David Hillmeyer
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Dryden XI — Leveraged Loan CDO 2006

By:	/s/ Stephen J. Collins, VP

Name: Stephen J. Collins, VP
Title: Prudential Investment Management, Inc.,
as Collateral Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Dryden XVI — Leveraged Loan CDO 2006

By:	/s/ Stephen J. Collins, VP

Name: Stephen J. Collins, VP
Title: Prudential Investment Management, Inc.,
as Collateral Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Dryden XVIII Leveraged Loan 2007 Ltd.

By:	/s/ Stephen J. Collins, VP

Name: Stephen J. Collins, VP
Title: Prudential Investment Management, Inc.,
as Collateral Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Dryden XXI Leveraged Loan CDO LLC

By:	/s/ Stephen J. Collins, VP

Name: Stephen J. Collins, VP
Title: Prudential Investment Management, Inc.,
as Collateral Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Dryden VII — Leveraged Loan CDO 2004

By:	/s/ Stephen J. Collins, VP

Name: Stephen J. Collins, VP
Title: Prudential Investment Management, Inc.,
as Collateral Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Dryden VIII — Leveraged Loan CDO 2005

By:	/s/ Stephen J. Collins, VP

Name: Stephen J. Collins, VP
Title: Prudential Investment Management, Inc.,
as Collateral Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Dryden IX — Senior Loan Fund 2005 p.l.c. 5

By:	/s/ Stephen J. Collins, VP

Name: Stephen J. Collins, VP
Title: Prudential Investment Management, Inc.,
as Collateral Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

TransAmerica Partners High Yield Bond Portfolio

By:	/s/ Michael W. Weilheimer

Name: Michael W. Weilheimer
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Eaton Vance Emerald US High Yield Bond Fund
By:	/s/ Michael W. Weilheimer
	Name:	Michael W. Weilheimer
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Eaton Vance Collective Investment Trust For EBP Plans-High Yield Fund

By:	/s/ Thomas P. Huggins
	Name:	Thomas P. Huggins
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

High Income Opportunities Portfolio
By:	/s/ Thomas P. Huggins
	Name:	Thomas P. Huggins
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Boston Income Portfolio
By:	/s/ Thomas P. Huggins
	Name:	Thomas P. Huggins
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Plymouth County Retirement Association
By:	/s/ Thomas P. Huggins
	Name:	Thomas P. Huggins
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

The Regents of the University of California
By:	/s/ Thomas P. Huggins
	Name:	Thomas P. Huggins
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
EQ/Caywood-Scholl High Yield Bond Portfolio
By: Caywood-Scholl Capital Management, LLC as Collateral Manager

By:	/s/ Thomas W. Saake
	Name:	Thomas W. Saake
	Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
EQUIPMENT RENTAL INVESTORS TRUST
By: Wilmington Trust Company, not in its individual capacity, but solely as owner trustee under the Trust Agreement dated November 30, 2006

By:	/s/ Joseph B. Feil
	Name:	Joseph B. Feil
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
Fairway Loan Funding Company
By: Pacific Investment Management Company LLC, as
        its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
Mayport CLO Ltd.
By: Pacific Investment Management Company LLC,
       as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION Feingold O’Keeffe Distressed Loan Master Fund, LTD.
By:	/s/ Ian O’Keeffe
	Name:	Ian O’Keeffe
	Title:	Partner

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION HFR-DS Feingold O’Keeffe Master Trust
By:	/s/ Ian O’Keeffe
	Name:	Ian O’Keeffe
	Title:	Partner

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION Feingold O’Keeffe Master Fund, LTD.
By:	/s/ Ian O’Keeffe
	Name:	Ian O’Keeffe
	Title:	Partner

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
The Assets Management Committee of the Coca-Cola Company Master Retirement Trust, By: Pyramis Global Advisors Trust Company, as Investment Manager under Power of Attorney

By:	/s/ Lynn M. Farrand
	Name:	Lynn M. Farrand
	Title:	Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
Pyramis High Yield Fund, LLC, By:  Pyramis Global Advisors Trust Company, as Investment Manager under Power of Attorney

By:	/s/ Lynn M. Farrand
	Name:	Lynn M. Farrand
	Title:	Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION Fidelity Summer Street Trust: Fidelity High Income Fund
By:	/s/ Adrien Deberghes
	Name:	Adrien Deberghes
	Title:	Deputy Treasurer

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION Fidelity Central Investment Portfolios LLC: Fidelity High Income Central Fund 2
By:	/s/ Adrien Deberghes
	Name:	Adrien Deberghes
	Title:	Deputy Treasurer

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION Franklin CLO V, Limited
By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION Franklin CLO VI, Limited
By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION Franklin Floating Rate Daily Access Fund
By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION Franklin Templeton Series II Funds Floating Rate II Fund
By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION Franklin Floating Rate Master Series
By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
Fraser Sullivan CLO I, Ltd.
By: WCAS Fraser Sullivan Investment
Management, LLC, as Collateral Manager

By:	/s/ John W. Fraser
	Name:	John W. Fraser
	Title:	Managing Partner

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
Fraser Sullivan CLO II, Ltd.
By: WCAS Fraser Sullivan Investment
Management, LLC, as Collateral Manager

By:	/s/ John W. Fraser
	Name:	John W. Fraser
	Title:	Managing Partner

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
COA Caerus CLO Ltd.
By: FS COA Management LLC, as Portfolio Manager

By:	/s/ John W. Fraser
	Name:	John W. Fraser
	Title:	Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
COA CLO Financing Ltd.
By: FS COA Management LLC, as Portfolio Manager

By:	/s/ John W. Fraser
	Name:	John W. Fraser
	Title:	Manager

portion (as applicable pursuant to the proviso to subsection 3.4(k)(ii) of the Credit Agreement) of the principal amount specified above at a Discount equal to or less than the Acceptable Discount specified above.
Very truly yours,
[Name of Lender]
Genesis CLO 2007-1 Ltd.
By: Ore Hill Partners LLC
Its: Investment Advisor

By:	/s/ Claude A. Baum
	Name:	Claude A. Baum, Esq.
	Title:	General Counsel Ore Hill Partners LLC

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

GoldenTree Capital Opportunities, LP
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

GoldenTree Capital Solutions Fund Financing
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

GoldenTree Capital Solutions Offshore Fund Financing
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

GoldenTree Credit Opportunities Second Financing, Limited
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

GoldenTree 2004 Trust
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

GoldenTree Leverage Loan Financing I, Limited
By:	GoldenTree Leverage Loan Manager, LLC

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Goldman Sachs Lending Partners LLC

By:	/s/ Andrew Caditz
	Name:	Andrew Caditz
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

280 FUNDING I
By: GSO Capital Partners LP, as Portfolio Manager

By:	/s/ Lev Borodovsky
Name:	Lev Borodovsky
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

FOXE BASIN CLO 2003, LTD.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

HUDSON STRAITS CLO 2004, LTD.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

GALE FORCE 1 CLO, LTD.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

GALE FORCE 2 CLO, LTD.
By GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

GALE FORCE 3 CLO, LTD.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Chelsea Park CLO Ltd.
By: GSO / Blackstone Debt Funds Management LLC AS Collateral Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

FRIEDBERGMILSTEIN PRIVATE CAPITAL FUND I
By: GSO / Blackstone Debt Funds Management LLC as Subadviser to FriedbergMilstein LLC

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

GSO Domestic Capital Funding LLC
By: GSO Capital Partners LP as Collateral Manager

By:	/s/ Lev Borodovsky
Name:	Lev Borodovsky
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

GULF STREAM-COMPASS CLO 2003-I, LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-COMPASS CLO 2005-I, LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-COMPASS CLO 2005-II, LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-SEXTANT CLO 2006-I, LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-RASHINBAN CLO 2006-I, LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Mark Mahoney
	Name:	Mark Mahoney
	Title:	Chief Executive Officer

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Aberdeen Loan Funding Ltd
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Loan Funding IV LLC
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Gleneagles CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Greenbriar CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc. Its General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Highland Loan Funding V Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Jasper CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
Rockwall CDO LTD.
By: Highland Capital Management, L.P.
As Collateral Manager
By: Strand Advisors, Inc., It’s General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
Stratford CLO, Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
Loan Funding VII LLC
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION

Latitude CLO III, Ltd.
By:	/s/ Kirk Wallace
	Name:	Kirk Wallace
	Title:	Senior Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION

iStar Corporate Collateral LLC
By:	/s/ Samantha K. Garbus
	Name:	Samantha K. Garbus
	Title:	Senior Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION

LOUISIANA STATE EMPLOYEES’ RETIREMENT SYSTEMS
By:	/s/ James E. Gibson
	Name:	James E. Gibson
	Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION

JPMORGAN HIGH YIELD BOND FUND
By:	/s/ James E. Gibson
	Name:	James E. Gibson
	Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION

Lord Abbett Investment Trust — Lord Abbett Floating Rate Fund
By:	/s/ Elizabeth MacLean
	Name:	Elizabeth MacLean
	Title:	Portfolio Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION

Golden Knight II CLO, Ltd.
By:	/s/ Elizabeth MacLean
	Name:	Elizabeth MacLean
	Title:	Portfolio Manager

LORD ABBETT & CO. LLC
AS COLLATERAL MANAGER

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
Marret Asset Management Inc. as subadvisor for the following funds:
Marret High Yield Hedge Limited Partnership
Marret Master Fund SPC on behalf of Marret High Yield Segregated Portfolio
Arrow High Yield Fund
GS + A High Yield Hedge Fund
Marret HYS Trust
Dynamic High Yield Bond Fund
Dynamic Value Balanced Fund
Dynamic Value Balanced Class
Diversi Yield Income Fund
Skylon High Yield and Mortgage Plus Fund
Teachers’ Retirement Allowances Fund
Greystone High Yield Bond Fund
Marret High Yield Bond Fund (Pooled)
Aurion Canadian Bond Fund
Ontario Pension Board
Newport Yield Fund

By:	/s/ Adrian Prenc
	Name:	Adrian Prenc
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION

METROPOLITAN LIFE INSURANCE COMPANY
By:	/s/ Matthew J. McInerny
	Name:	Matthew J. McInerny
	Title:	Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION

Metropolitan West High Yield Bond Fund
By:	/s/ Joseph D. Hattesohl
	Name:	Joseph D. Hattesohl
	Title:	Treasurer

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION

LightPoint CLO 2004-1, Ltd.
By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION

LightPoint CLO III, Ltd.
By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION

LightPoint CLO V, Ltd.
By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION

GMAM Investment Funds Trust
By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION

Lehman Brothers First Trust Income Opportunity Fund
By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION

Neuberger Berman High Income Bond Fund
By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION

Neuberger Berman Income Opportunity Fund, Inc.
By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION

Ohio Police & Fire Pension Fund
By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION

Plumbers & Pipefitters National Pension Fund
By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION

Principal Investors Fund, Inc. — High Yield Fund
By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

AUTHORIZED INSTRUCTION

TO:	RBC Dexia Investor Services Trust (the “Trustee”), in its capacity as trustee of GM Canada Foreign Trust (the “Trust”)

RE:	An Amendment to the Trust’s bank loan RSC Second-Lien Term Loan Credit Agreement
     In connection with the amendment of the bank loan, the Trustee is hereby instructed to sign the Amendment Signature page and any other documents or instruments as may be ancillary to the Transaction and the Trustee is hereby authorized to carry out its obligations thereunder.

Neuberger Berman Fixed Income LLC

/s/ Jonathan S Cook Jonathan S Cook
Senior Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

RBC DEXIA INVESTOR SERVICES TRUST AS

TRUSTEE FOR GM CANADA FOREIGN TRUST, AS ASSIGNOR

/s/ Sherri Smulewicz

Sherri Smulewicz
Client Service Manager

By:	/s/ Mona Ali
Name: Mona Ali
Title: Manager, Client Service

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED
AS OF THE DATE FIRST WRITTEN ABOVE, TO THE
CREDIT AGREEMENT, DATED AS OF NOVEMBER
27, 2006, AMONG RSC HOLDINGS II, LLC, RSC
HOLDINGS III, LLC, RSC EQUIPMENT RENTAL,
INC., THE LENDERS FROM TIME TO TIME PARTY
THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
VENTURE III CDO LIMITED
By its investment advisor,
MJX Asset Management LLC

By:	/s/ John P. Calaba
	Name:	John P. Calaba
	Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED
AS OF THE DATE FIRST WRITTEN ABOVE, TO THE
CREDIT AGREEMENT, DATED AS OF NOVEMBER
27, 2006, AMONG RSC HOLDINGS II, LLC, RSC
HOLDINGS III, LLC, RSC EQUIPMENT RENTAL,
INC., THE LENDERS FROM TIME TO TIME PARTY
THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
VENTURE IV CDO LIMITED
By its investment advisor,
MJX Asset Management LLC

By:	/s/ John P. Calaba
	Name:	John P. Calaba
	Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED
AS OF THE DATE FIRST WRITTEN ABOVE, TO THE
CREDIT AGREEMENT, DATED AS OF NOVEMBER
27, 2006, AMONG RSC HOLDINGS II, LLC, RSC
HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC.,
THE LENDERS FROM TIME TO TIME PARTY
THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
VENTURE V CDO LIMITED
By its investment advisor,
MJX Asset Management LLC

By:	/s/ John P. Calaba
	Name:	John P. Calaba
	Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED
AS OF THE DATE FIRST WRITTEN ABOVE, TO THE
CREDIT AGREEMENT, DATED AS OF NOVEMBER
27, 2006, AMONG RSC HOLDINGS II, LLC, RSC
HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC.,
THE LENDERS FROM TIME TO TIME PARTY
THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
VENTURE VI CDO LIMITED
By its investment advisor,
MJX Asset Management LLC

By:	/s/ John P. Calaba
	Name:	John P. Calaba
	Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED
AS OF THE DATE FIRST WRITTEN ABOVE, TO THE
CREDIT AGREEMENT, DATED AS OF NOVEMBER
27, 2006, AMONG RSC HOLDINGS II, LLC, RSC
HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC.,
THE LENDERS FROM TIME TO TIME PARTY
THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
VENTURE VII CDO LIMITED
By its investment advisor,
MJX Asset Management LLC

By:	/s/ John P. Calaba
	Name:	John P. Calaba
	Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED
AS OF THE DATE FIRST WRITTEN ABOVE, TO THE
CREDIT AGREEMENT, DATED AS OF NOVEMBER
27, 2006, AMONG RSC HOLDINGS II, LLC, RSC
HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC.,
THE LENDERS FROM TIME TO TIME PARTY
THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
Nob Hill CLO, Limited

By:	/s/ Bradley Kane
	Name:	Bradley Kane
	Title:	Portfolio Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED
AS OF THE DATE FIRST WRITTEN ABOVE, TO THE
CREDIT AGREEMENT, DATED AS OF NOVEMBER
27, 2006, AMONG RSC HOLDINGS II, LLC, RSC
HOLDINGS III, LLC, RSC EQUIPMENT RENTAL,
INC., THE LENDERS FROM TIME TO TIME PARTY
THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
Nob Hill CLO II, Limited

By:	/s/ Bradley Kane
	Name:	Bradley Kane
	Title:	Portfolio Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED
AS OF THE DATE FIRST WRITTEN ABOVE, TO THE
CREDIT AGREEMENT, DATED AS OF NOVEMBER
27, 2006, AMONG RSC HOLDINGS II, LLC, RSC
HOLDINGS III, LLC, RSC EQUIPMENT RENTAL,
INC., THE LENDERS FROM TIME TO TIME PARTY
THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
VIRTUS HIGH YIELD FUND

By:	/s/ Teppo Jaakkola
	Name:	Teppo Jaakkola
Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED
AS OF THE DATE FIRST WRITTEN ABOVE, TO THE
CREDIT AGREEMENT, DATED AS OF NOVEMBER
27, 2006, AMONG RSC HOLDINGS II, LLC, RSC
HOLDINGS III, LLC, RSC EQUIPMENT RENTAL,
INC., THE LENDERS FROM TIME TO TIME PARTY
THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
VIRTUS HIGH YIELD INCOME FUND

By:	/s/ Teppo Jaakkola
	Name:	Teppo Jaakkola
Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED
AS OF THE DATE FIRST WRITTEN ABOVE, TO THE
CREDIT AGREEMENT, DATED AS OF NOVEMBER
27, 2006, AMONG RSC HOLDINGS II, LLC, RSC
HOLDINGS III, LLC, RSC EQUIPMENT RENTAL,
INC., THE LENDERS FROM TIME TO TIME PARTY
THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
NYLIM Flatiron CLO 2003-1 Ltd.
By: New York Life Investment Management LLC,
       as Collateral Manager and Attorney-in-Fact

By:	/s/ Arthur Torrey
	Name:	Arthur Torrey
	Title:	Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED
AS OF THE DATE FIRST WRITTEN ABOVE, TO THE
CREDIT AGREEMENT, DATED AS OF NOVEMBER
27, 2006, AMONG RSC HOLDINGS II, LLC, RSC
HOLDINGS III, LLC, RSC EQUIPMENT RENTAL,
INC., THE LENDERS FROM TIME TO TIME PARTY
THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
NYLIM Flatiron CLO 2004-1 Ltd.
By: New York Life Investment Management LLC,
       as Collateral Manager and Attorney-in-Fact

By:	/s/ Arthur Torrey
	Name:	Arthur Torrey
	Title:	Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED
AS OF THE DATE FIRST WRITTEN ABOVE, TO THE
CREDIT AGREEMENT, DATED AS OF NOVEMBER
27, 2006, AMONG RSC HOLDINGS II, LLC, RSC
HOLDINGS III, LLC, RSC EQUIPMENT RENTAL,
INC., THE LENDERS FROM TIME TO TIME PARTY
THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
NYLIM Flatiron CLO 2005-1 Ltd.
By: New York Life Investment Management LLC,
       as Collateral Manager and Attorney-in-Fact

By:	/s/ Arthur Torrey
	Name:	Arthur Torrey
	Title:	Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED
AS OF THE DATE FIRST WRITTEN ABOVE, TO THE
CREDIT AGREEMENT, DATED AS OF NOVEMBER
27, 2006, AMONG RSC HOLDINGS II, LLC, RSC
HOLDINGS III, LLC, RSC EQUIPMENT RENTAL,
INC., THE LENDERS FROM TIME TO TIME PARTY
THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
NYLIM Flatiron CLO 2006-1 Ltd.
By: New York Life Investment Management LLC,
       as Collateral Manager and Attorney-in-Fact

By:	/s/ Arthur Torrey
	Name:	Arthur Torrey
	Title:	Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED
AS OF THE DATE FIRST WRITTEN ABOVE, TO THE
CREDIT AGREEMENT, DATED AS OF NOVEMBER
27, 2006, AMONG RSC HOLDINGS II, LLC, RSC
HOLDINGS III, LLC, RSC EQUIPMENT RENTAL,
INC., THE LENDERS FROM TIME TO TIME PARTY
THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
Flatiron CLO 2007-1 Ltd.
By: New York Life Investment Management LLC,
       as Collateral Manager and Attorney-in-Fact

By:	/s/ Arthur Torrey
	Name:	Arthur Torrey
	Title:	Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED
AS OF THE DATE FIRST WRITTEN ABOVE, TO THE
CREDIT AGREEMENT, DATED AS OF NOVEMBER
27, 2006, AMONG RSC HOLDINGS II, LLC, RSC
HOLDINGS III, LLC, RSC EQUIPMENT RENTAL,
INC., THE LENDERS FROM TIME TO TIME PARTY
THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
SILVERADO CLO 2006-II LIMITED
By: New York Life Investment Management LLC,
       as Portfolio Manager and Attorney-in-Fact

By:	/s/ Arthur Torrey
	Name:	Arthur Torrey
	Title:	Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED
AS OF THE DATE FIRST WRITTEN ABOVE, TO THE
CREDIT AGREEMENT, DATED AS OF NOVEMBER
27, 2006, AMONG RSC HOLDINGS II, LLC, RSC
HOLDINGS III, LLC, RSC EQUIPMENT RENTAL,
INC., THE LENDERS FROM TIME TO TIME PARTY
THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
NYLIM Institutional Floating Rate Fund L.P.
By: New York Life Investment Management LLC,
       its Investment Manager

By:	/s/ Arthur Torrey
	Name:	Arthur Torrey
	Title:	Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED
AS OF THE DATE FIRST WRITTEN ABOVE, TO THE
CREDIT AGREEMENT, DATED AS OF NOVEMBER
27, 2006, AMONG RSC HOLDINGS II, LLC, RSC
HOLDINGS III, LLC, RSC EQUIPMENT RENTAL,
INC., THE LENDERS FROM TIME TO TIME PARTY
THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
MainStay Floating Rate Fund,
a series of Eclipse Funds, Inc.
By: New York Life Investment Management LLC,
       its Investment Manager

By:	/s/ Arthur Torrey
	Name:	Arthur Torrey
	Title:	Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED
AS OF THE DATE FIRST WRITTEN ABOVE, TO THE
CREDIT AGREEMENT, DATED AS OF NOVEMBER
27, 2006, AMONG RSC HOLDINGS II, LLC, RSC
HOLDINGS III, LLC, RSC EQUIPMENT RENTAL,
INC., THE LENDERS FROM TIME TO TIME PARTY
THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
MainStay VP Floating Rate Portfolio,
a series of MainStay VP Series Fund, Inc.
By: New York Life Investment Management LLC,
       its Investment Manager

By:	/s/ Arthur Torrey
	Name:	Arthur Torrey
	Title:	Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED
AS OF THE DATE FIRST WRITTEN ABOVE, TO THE
CREDIT AGREEMENT, DATED AS OF NOVEMBER
27, 2006, AMONG RSC HOLDINGS II, LLC, RSC
HOLDINGS III, LLC, RSC EQUIPMENT RENTAL,
INC., THE LENDERS FROM TIME TO TIME PARTY
THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
New York Life Insurance and Annuity Corporation
By: New York Life Investment Management LLC,
       its Investment Manager

By:	/s/ Arthur Torrey
	Name:	Arthur Torrey
	Title:	Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED
AS OF THE DATE FIRST WRITTEN ABOVE, TO THE
CREDIT AGREEMENT, DATED AS OF NOVEMBER
27, 2006, AMONG RSC HOLDINGS II, LLC, RSC
HOLDINGS III, LLC, RSC EQUIPMENT RENTAL,
INC., THE LENDERS FROM TIME TO TIME PARTY
THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
New York Life Insurance Company

By:	/s/ Arthur Torrey
	Name:	Arthur Torrey
	Title:	Corp VP

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

OAK HILL CREDIT PARTNERS II, LIMITED		OAK HILL CREDIT PARTNERS III, LIMITED

By: Oak Hill CLO Management II, LLC As Investment Manager		By: Oak Hill CLO Management III, LLC As Investment Manager

By:	/s/ Scott D. Krase	By:	/s/ Scott D. Krase

Name: Scott D. Krase		Name: Scott D. Krase
Title: Authorized Person		Title: Authorized Person

OAK HILL CREDIT PARTNERS IV, LIMITED		OAK HILL CREDIT PARTNERS V, LIMITED

By: Oak Hill CLO Management IV, LLC As Investment Manager		By: Oak Hill Advisors, L.P. As Portfolio Manager

By:	/s/ Scott D. Krase	By:	/s/ Scott D. Krase

Name: Scott D. Krase		Name: Scott D. Krase
Title: Authorized Person		Title: Authorized Person

STICHTING PENSIOENFONDS METAAL EN TECHNIEK By: Oak Hill Advisors, L.P. As Investment Manager		STICHTING PENSIOENFONDS VAN DE METALEKTRO (PME) (fka STICHTING BEDRIJFSTAKPENSIOENFONDS VOOR DE METALEKTRO
By: Oak Hill Advisors, L.P.
By:	/s/ Scott D. Krase	As Investment Manager

Name: Scott D. Krase
Title: Authorized Person		By:	/s/ Scott D. Krase

Name: Scott D. Krase
Title: Authorized Person

OHA CAPITAL SOLUTIONS FINANCING (OFFSHORE), LTD.		OHA CAPITAL SOLUTIONS FINANCING (ONSHORE), LTD.

By:	/s/ Scott D. Krase	By:	/s/ Scott D. Krase

Name: Scott D. Krase		Name: Scott D. Krase
Title: Authorized Person		Title: Authorized Person

OHA FINLANDIA CREDIT FUND		OHA PARK AVENUE CLO I, LTD.

By: Oak Hill Advisors, L.P.
By:	/s/ Scott D. Krase	As Investment Manager

Name: Scott D. Krase
Title: Authorized Person		By:	/s/ Scott D. Krase

Name: Scott D. Krase
Title: Authorized Person

OAK HILL CREDIT OPPORTUNITIES FINANCING, LTD.		OHSF FINANCING, LTD.

By:	/s/ Scott D. Krase	By:	/s/ Scott D. Krase

Name: Scott D. Krase		Name: Scott D. Krase
Title: Authorized Person		Title: Authorized Person

OHSF II FINANCING, LTD.		SMBC MVI SPC, on behalf of and for the account of Segregated Portfolio No. 1

By:	/s/ Scott D. Krase	By: Oak Hill Separate Account Management I, LLC,

Name: Scott D. Krase		as Investment Manager
Title: Authorized Person
		By:	/s/ Scott D. Krase

Name: Scott D. Krase
Title: Authorized Person

OAK HILL CREDIT ALPHA FUND (SPV), L.P.

By: Oak Hill Credit Alpha Master Fund GenPar, Ltd., its General Partner

By:	/s/ Scott D. Krase

Name: Scott D. Krase
Title: Authorized Person

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Tralee CDO I, Ltd. By: Par-Four Investment Management, LLC as Collateral Manager

By:	/s/ Edward Labrenz

Name: Edward Labrenz
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Pioneer Global High Yield Fund Pioneer High Income Trust Pioneer Floating Rate Fund Pioneer Diversified High Income Trust Pioneer Institutional Solutions — Credit Opportunities

By: Pioneer Investment Management, Inc.

By:	/s/ Margaret C. Begley

Name:	Margaret C. Begley
Title:	Assistant Secretary and
Associate General Counsel

Montpelier Investments Holdings Ltd. Stichting Pensioenfonds voor Huisartsen Stichting Pensioenfonds Medische Specialisten

By: Pioneer Institutional Asset Management, Inc.

By:	/s/ Margaret C. Begley

Name:	Margaret C. Begley
Title:	Assistant Secretary and
Associate General Counsel

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION Principal Global Investors
By:	/s/ Rich Soukup
	Name:	Rich Soukup
	Title:	Corporate Actions Analyst

Principal Global HY Fund	100,000
Principal – Funds, Inc – High Yield	11,000,000
Principal Global Diversified Income Fund	200,000
Principal Life Separate Account Bond & Mortgage	2,500,000
Principal Variable Bond Fund	200,000

Principal Global Investors (TOTAL)	14,000,000

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

BOSTON HARBOR CLO 2004-1, Ltd.

By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	V. P.

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Centurion CDO VI, Ltd.
By:	RiverSource Investments, LLC

as Collateral Manager

By:	/s/ Robin C. Stancil

Name: Robin C. Stancil
Title: Director of Operations

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Centurion CDO VII Limited
By:	RiverSource Investments, LLC

as Collateral Manager

By:	/s/ Robin C. Stancil

Name: Robin C. Stancil
Title: Director of Operations

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Centurion CDO 8 Limited
By:	RiverSource Investments, LLC

as Collateral Manager

By:	/s/ Robin C. Stancil

Name: Robin C. Stancil
Title: Director of Operations

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Centurion CDO 9 Limited
By:	RiverSource Investments, LLC

as Collateral Manager

By:	/s/ Robin C. Stancil

Name: Robin C. Stancil
Title: Director of Operations

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Cent CDO 10 Limited
By:	RiverSource Investments, LLC

as Collateral Manager

By:	/s/ Robin C. Stancil

Name: Robin C. Stancil
Title: Director of Operations

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Cent CDO XI Limited
By:	RiverSource Investments, LLC

as Collateral Manager

By:	/s/ Robin C. Stancil

Name: Robin C. Stancil
Title: Director of Operations

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Cent CDO 12 Limited
By:	RiverSource Investments, LLC

as Collateral Manager

By:	/s/ Robin C. Stancil

Name: Robin C. Stancil
Title: Director of Operations

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Cent CDO 14 Limited
By:	RiverSource Investments, LLC

as Collateral Manager

By:	/s/ Robin C. Stancil

Name: Robin C. Stancil
Title: Director of Operations

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Cent CDO 15 Limited
By:	RiverSource Investments, LLC

as Collateral Manager

By:	/s/ Robin C. Stancil

Name: Robin C. Stancil
Title: Director of Operations

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

RiverSource Institutional
Leveraged Loan Fund II, L.P.
By: River Source Investments, LLC
As Investment Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
Title: Assistant Secretary

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

RiverSource Bond Series, Inc. -
RiverSource Floating Rate Fund

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION Sankaty Advisors, LLC as Collateral Manager for Prospect Funding I, LLC as Term Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION Sankaty Advisors. LLC as Collateral Manager for Castle Hill I - INGOTS, Ltd., as Term Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION Sankaty Advisors, LLC as Collateral Manager for Castle Hill III CLO, Limited, as Term Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION Sankaty Advisors, LLC as Collateral Manager for Loan Funding XI LLC, As Term Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION Chatham Light II CLO, Limited, by Sankaty Advisors LLC, as Collateral Manager
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION Katonah III, Ltd. by Sankaty Advisors LLC as Sub-Advisors
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION Katonah IV, Ltd. by Sankaty Advisors, LLC as Sub-Advisors
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION Sankaty Advisors, LLC as Collateral Manager for Nash Point CLO, Limited, as Collateral Manager
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Sankaty Advisors, LLC as Collateral
Manager for Race Point II CLO, Limited,
as Term Lender

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Sankaty Advisors, LLC as Collateral
Manager for Race Point III CLO, Limited,
as Term Lender

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Race Point IV CLO, Ltd
By: Sankaty Advisors, LLC
as Collateral Manager

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

MOUNTAIN VIEW CLO III LTD.
By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:
Wellington Management Company, LLP

Each of the persons listed on Annex A,
severally but not jointly,
as Lender

By: Wellington Management Company, LLP
        as investment adviser

By:	/s/ Donald M. Caiazza
Donald M. Caiazza
Vice President and Counsel

Annex A
SunAmerica Senior Floating Rate Fund, Inc.

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Symphony CLO I, LTD.

By: Symphony Asset Management

By:	/s/ James Kim
	Name:	James Kim
Title: Associate Portfolio Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Symphony CLO II, LTD.

By: Symphony Asset Management

By:	/s/ James Kim
	Name:	James Kim
	Title:	Associate Portfolio Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Symphony CLO III, LTD.

By: Symphony Asset Management

By:	/s/ James Kim
	Name:	James Kim
	Title:	Associate Portfolio Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Symphony CLO IV, LTD.

By: Symphony Asset Management

By:	/s/ James Kim
	Name:	James Kim
	Title:	Associate Portfolio Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Nuveen Senior Income Fund

By: Symphony Asset Management

By:	/s/ James Kim
	Name:	James Kim
	Title:	Associate Portfolio Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Nuveen Floating Rate Income Fund

By: Symphony Asset Management

By:	/s/ James Kim
	Name:	James Kim
	Title:	Associate Portfolio Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Nuveen Floating Rate Income Opportunity Fund

By: Symphony Asset Management

By:	/s/ James Kim
	Name:	James Kim
	Title:	Associate Portfolio Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Municipal Employees Annuity and Benefit Fund of Chicago

By: Symphony Asset Management

By:	/s/ James Kim
	Name:	James Kim
	Title:	Associate Portfolio Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Western Asset Opportunistic US Dollar High Yield Securities Portfolio, LLC, Stichting Pensioenfonds DSM Nederland, Western Asset High Yield, Western Asset Floating Rate High Income Fund, LLC, Western Asset High Income Opportunity Fund Inc. (HIO), John Hancock II High Yield Fund, John Hancock Trust - High Yield Trust, Legg Mason Partners Global High Yield Bond Fund, Western Asset High Income Fund II Inc., Legg Mason Partners High Income Fund, Western Asset Managed High Income Portfolio Inc., Legg Mason Partners Variable High Income Portfolio, Western Asset Strategic US Dollar High Yield Portfolio LLC, John Hancock Trust Floating Rate Income Trust, John Hancock Fund II Floating Rate Income Fund, International Global High Yield Bond Fund, MT. WILSON CLO, LTD., MT. WILSON CLO II , LTD. and Western Asset Levered Loan Opportunity Fund, LTD, by Western Asset Management Company as investment manager and agent

By:	/s/ Chloé M. Page
	Name:	Chloé M. Page
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Wells Fargo Bank, N.A.

By:	/s/ Ross Berger
	Name:	Ross Berger
	Title:	Senior Vice President, Proprietary Portfolio Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

ENDURANCE CLO I, LTD.
By: West Gate Horizons Advisors LLC,
as Portfolio Manager

By:	/s/ Helen Y. Rhee
Name:	Helen Y. Rhee
Title:	Senior Credit Analyst

OCEAN TRAILS CLO II By: West Gate Horizons Advisors LLC, as Investment Manager
By:	/s/ Helen Y. Rhee
Name:	Helen Y. Rhee
Title:	Senior Credit Analyst

WG HORIZONS CLO I By: West Gate Horizons Advisors LLC, as Manager
By:	/s/ Helen Y. Rhee
Name:	Helen Y. Rhee
Title:	Senior Credit Analyst

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

YUKON FUNDING

By:	/s/ Irfan Ahmed
	Name:	Irfan Ahmed
	Title:	Authorized Signatory